UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 18, 2003
(Date of earliest event reported)

Business Objects S.A.

(Exact name of Registrant as specified in its charter)

Republic of France (State of incorporation or organization)	0-24720 (Commission File No.)	98-0355777 (IRS Employer Identification No.)

157-159 Rue Anatole France, 92300 Levallois-Perret, France
(Address of principal executive offices)

(408) 953-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 2.5

Item 5. Other Events.

     On July 18, 2003, Business Objects S.A., a société anonyme organized under the laws of the Republic of France (“Business Objects”), Borg Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Business Objects (“Merger Sub 1”), Borg Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Business Objects (“Merger Sub 2”), Borg Merger Sub III, Inc., a Delaware corporation and wholly-owned subsidiary of Business Objects (“Merger Sub 3”), Seagate Software (Cayman) Holdings, an exempted company incorporated in the Cayman Islands with limited liability (“HoldCo”), and Crystal Decisions, Inc., a Delaware corporation (“Crystal Decisions”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, (i) Merger Sub 1 will merge with and into HoldCo (the “HoldCo Merger”), (ii) immediately following the HoldCo Merger, the surviving corporation of the HoldCo Merger will merge with and into Merger Sub 2 (the “Second HoldCo Merger”), (iii) immediately following the Second HoldCo Merger, Merger Sub 3 will merge with and into Crystal Decisions (the “Crystal Merger”), and (iv) immediately following the Crystal Merger, the surviving corporation of the Crystal Merger will merge with and into the surviving corporation of the Second HoldCo Merger (the “Second Crystal Merger,” and together with the HoldCo Merger, the Second HoldCo Merger and Crystal Merger, the “Mergers”).

     Under the terms of the Merger Agreement, upon consummation of the Mergers, holders of common stock of HoldCo and holders of common stock of Crystal Decisions (other than HoldCo and other than Crystal Decisions stockholders who exercise appraisal rights under Delaware law), in each case issued and outstanding immediately prior to the consummation of the Mergers, will receive, subject to certain adjustments, (i) a number of newly issued Business Objects American depositary shares (“ADSs”), each ADS representing one ordinary share of Business Objects (or, at the election of any such stockholder, ordinary shares of Business Objects) calculated in accordance with the provisions of the Merger Agreement based on the number of shares of Crystal Decisions common stock issued and outstanding immediately prior to the consummation of the Mergers, and (ii) cash, without interest, in an amount equal to $300,000,000 divided by the number of shares of Crystal Decisions common stock issued and outstanding immediately prior to the consummation of the Mergers. In addition, certain options to acquire Crystal Decisions common stock outstanding immediately prior to the consummation of the Mergers will, upon consummation of the Mergers, be converted into options to acquire Business Objects ADSs. Based on the shares of Crystal Decisions common stock outstanding on a fully diluted basis (calculated using the treasury share method) as of the close of business on July 18, 2003 and the market price of Business Objects ADSs as of such date, as a result of the Mergers, Business Objects would issue approximately 26.5 million ordinary shares (whether initially in the form of ordinary shares or ADSs).

     The Mergers are conditioned upon, among other things, (i) the approval of the stockholders of Business Objects and Crystal Decisions, (ii) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of any other material approvals under applicable foreign antitrust laws, and (iii) other customary conditions. In lieu of a meeting of the stockholders of Crystal Decisions, on July 18, 2003, HoldCo, which held approximately 98.7% of the outstanding shares of Crystal Decisions common stock on such date, executed an action by written consent approving and adopting the Merger Agreement and approving the Crystal Merger and the Second Crystal Merger.

     The parties currently expect the Mergers to close in the fourth calendar quarter of 2003; although, there can be no assurances that the Mergers will close in that time period.

     The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Business Objects, New SAC, the sole stockholder of HoldCo, and certain stockholders of New SAC, entered into a stockholders agreement (the “Stockholders Agreement”), which will become effective upon the completion of the Mergers. The Stockholders Agreement sets forth the rights and obligations of the parties thereto with respect to various corporate matters of Business Objects following the completion of the Mergers. Among other things, the Stockholders Agreement contains provisions that address standstill restrictions, transfer restrictions, registration rights, and board representation. The foregoing description of the Stockholders Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3, and New SAC, entered into a support agreement (the “Support Agreement”), pursuant to which, among other things, New SAC agreed to execute an action by written consent approving the Merger Agreement and approving the HoldCo Merger and the Second HoldCo Merger. New SAC delivered such executed action by written consent to Business Objects on July 22, 2003. The foregoing description of the Support Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 2.3 hereto and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HoldCo, entered into a support agreement (the “Company Support Agreement”), pursuant to which, among other things, HoldCo agreed to execute an action by written consent approving the Merger Agreement and approving the Crystal Merger and the Second Crystal Merger. HoldCo delivered such executed action by written consent to Business Objects on July 18, 2003. The foregoing description of the Company Support Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 2.4 hereto and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Business Objects, Crystal Decisions and certain stockholders of Business Objects entered into voting agreements (the “Voting Agreements”), pursuant to which, among other things, such Business Objects stockholders agreed to vote their shares in favor of the Mergers and certain related matters. The foregoing description of the Voting Agreements does not purport to be complete, and is qualified in its entirety by reference to such agreements, a form of which is filed as Exhibit 2.5 hereto and is incorporated herein by reference.

Item 7. Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 18, 2003, by and among Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3, HoldCo and Crystal Decisions.

2.2	Stockholders Agreement, dated as of July 18, 2003, by and among Business Objects, New SAC and certain stockholders of New SAC.

2.3	Support Agreement, dated as of July 18, 2003, by and among Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3 and New SAC.

2.4	Company Support Agreement, dated as of July 18, 2003, by and among Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HoldCo.

2.5	Form of Voting Agreement by and among Business Objects, Crystal Decisions and certain stockholders of Business Objects.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Business Objects has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS OBJECTS S.A.

By:	/s/ James R. Tolonen

Name: Title:	James R. Tolonen Chief Financial Officer and Senior Group Vice President

Date: July 25, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 18, 2003, by and among Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3, HoldCo and Crystal Decisions.

2.2	Stockholders Agreement, dated as of July 18, 2003, by and among Business Objects, New SAC and certain stockholders of New SAC.

2.3	Support Agreement, dated as of July 18, 2003, by and among Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3 and New SAC.

2.4	Company Support Agreement, dated as of July 18, 2003, by and among Business Objects, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HoldCo.

2.5	Form of Voting Agreement by and among Business Objects, Crystal Decisions and certain stockholders of Business Objects.